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                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Interstate Bakeries Corporation (the "Company") for the fiscal year ending May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul E. Yarick, Senior Vice President-Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C.(S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul E. Yarick
--------------------------
Paul E. Yarick
Senior Vice President-Finance and Treasurer
(Principal Financial Officer)

August 22, 2003

A signed original of this written statement required by Section 906 has been provided to Interstate Bakeries Corporation and will be retained by Interstate Bakeries Corporation and furnished to the Securities and Exchange Commission or its staff upon request.